SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Wayne Savings Bancshares, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               Ned Quint, Luse Lehman Gorman Pomerenk & Schick, PC
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                 [Letterhead of Wayne Savings Bancshares, Inc.]



June 26, 2001


Dear Stockholder:

We cordially invite you to attend the 2001 Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. (the "Company"). The Annual Meeting will be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m., Ohio time, on July 26, 2001.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

At the Annual Meeting, stockholders will be requested to (i) elect three directors of the Company and (ii) ratify the appointment of Grant Thornton LLP as auditors for the Company's fiscal year ending March 31, 2002.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 2001 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,



/s/ Charles F. Finn
Charles F. Finn
Chairman, President and Chief Executive Officer

                         WAYNE SAVINGS BANCSHARES, INC.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767

                                    NOTICE OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On July 26, 2001

        Notice is hereby given that the 2001 Annual Meeting of Wayne Savings Bancshares, Inc. (the "Company") will be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m., Ohio time, on July 26, 2001.

        A Proxy Card and a Proxy Statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon:

        1.     The election of three directors of the Company; and

        2. The ratification of the appointment of Grant Thornton LLP as auditors for the Company for the fiscal year ending March 31, 2002; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 14, 2001, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                            By Order of the Board of Directors


                                            /s/ Charles F. Finn

                                            Charles F. Finn
                                            Chairman, President and Chief
                                            Executive Officer

Wooster, Ohio
June 26, 2001

                                 PROXY STATEMENT


                         WAYNE SAVINGS BANCSHARES, INC.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767


                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                  July 26, 2001

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Wayne Savings Bancshares, Inc. (the "Company") to be used at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, on July 26, 2001, at 10:00 a.m., Ohio time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 26, 2001.

                              REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

        Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of the Company's common stock, par value $1.00 per share ("Common Stock") as of the close of business on June 14, 2001 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 2,571,093 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of shares present in person or by proxy and entitled to vote and the appointment of auditors is ratified by a majority of the outstanding shares of Common Stock; broker non-votes will not be counted as shares present and entitled to vote. Wayne Savings Bancshares, M.H.C., the Company's parent mutual holding company (the "Mutual Holding Company"), which owns a majority of the outstanding Common Stock, has indicated its intention to vote in favor of all matters presented to stockholders at the Annual Meeting, which would ensure the approval of such matters.

        Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of June 14, 2001, the shares of Common Stock beneficially owned by all directors and executive officers as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock. This information is based solely upon information supplied to the Company and the filings required pursuant to the Exchange Act.

                                       Amount of Shares
                                       Owned and Nature        Percent of Shares
  Name and Address of                   of Beneficial           of Common Stock
   Beneficial Owners                     Ownership(1)            Outstanding

Wayne Savings Bankshares, M.H.C.(2)       1,350,699                 52.5%
151 North Market Street
Wooster, Ohio 44691

All Directors and Executive Officers        234,917(3)               9.1%
as a Group (11 persons)
_____________________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of the Mutual Holding Company.
(3) Includes 5,309 shares of common stock underlying options granted pursuant to The Wayne Savings and Loan Company 1993 Stock Option Plan for Outside Directors and 5,241 shares subject to options under The Wayne Savings and Loan Company 1993 Incentive Stock Option Plan that may be exercised within 60 days of the date as of which beneficial ownership is being determined.


                        PROPOSAL I--ELECTION OF DIRECTORS

        The Company's Board of Directors is currently composed of seven members. The Company's Bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year-period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors Donald E. Massaro, Russell L. Harpster, and Terry A. Gardner, each of whom is currently a member of the Board of Directors.

        The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                       Shares of
                                                                                      Common Stock
                                     Positions                                        Beneficially
                                    Held in the          Director    Current Term        Owned on          Percent
    Name (1)              Age         Company             Since(2)     to Expire       June 14, 2001(3)    Of Class

                                        NOMINEES

Donald E. Massaro         72          Director            1990            2004             10,230             *
Russell L. Harpster       66          Director            1979            2004             38,482(4)         1.5%
Terry A. Gardner          54          Director            1994            2004             31,492            1.2%

                             DIRECTORS CONTINUING IN OFFICE


Charles F. Finn           63    Chairman of the Board,    1976            2002             34,664(5)         1.3%
                                 President, and Chief
                                   Executive Officer
Joseph L. Retzler         73           Director           1985            2002             15,471(6)          *
Kenneth G. Rhode          92           Director           1958            2003             60,220            2.3%
James C. Morgan           63           Director           1995            2003             11,412             *

                        EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Wanda Christopher-Finn    58    Executive Vice President   --              --              21,677(7)          *
Gary C. Miller            60     Senior Vice President     --              --               9,896             *
Todd J. Tappel            37   Senior Vice President and   --              --               1,862             *
                                Chief Financial Officer
Myron L. Swartzentruber   33        Vice President         --              --                   0             *
                                    and Controller

________________________________
(*)   Less than 1%.
(1) The mailing address for each person listed is 151 North Market Street, Wooster, Ohio 44691. Each of the persons listed is also a director or executive officer of the Mutual Holding Company.
(2) Reflects initial appointment to the Board of Directors of Wayne Savings Community Bank (the "Bank," or "Wayne Savings"), the Company's wholly-owned subsidiary.
(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(4) Includes options to purchase 842 shares pursuant to the 1993 Stock Option Plan for Outside Directors (the "Directors' Plan").
(5) Includes options to purchase 3,200 shares pursuant to the 1993 Incentive Stock Option Plan (the "Stock Option Plan").
(6)   Includes options to purchase 4,467 shares pursuant to the Directors' Plan.
(7)   Includes options to purchase 2,041 shares pursuant to the Stock Option
      Plan.



        The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

        Kenneth G. Rhode has been Chairman of the Board of the Bank since 1972. He was Chief Executive Officer of Lightning Rod Mutual and Western Reserve Mutual Insurance Companies of Wooster, Ohio, prior to his retirement in 1988.

        Charles F. Finn has been President and Chief Executive Officer of the Bank since 1983. He has been employed by Wayne Savings for 37 years. Mr. Finn is the spouse of Wanda Christopher-Finn, Executive Vice President of the Company. He was appointed Chairman of the Board of Directors of the Company on September 25, 1997.

        Donald E. Massaro has been affiliated with the Bank for 35 years. He previously was an officer of the Bank and retired in December 1992.

        Russell L. Harpster is an attorney and a partner in the law firm of Henderson, Harpster & Vanosdall in Ashland, Ohio.

        Joseph L. Retzler is President of Retzler Hardware in Wooster, Ohio.

        Terry A. Gardner is President and General Partner of Terra Management, Inc., in Wooster, Ohio, a firm involved in the construction and management of multi-family housing projects. He was elected director on October 25, 1994 to fill the unexpired term of a retiring director.

        James C. Morgan is President of Franklin Oil & Gas, Inc. in Wooster, Ohio. He was elected director on February 28, 1995 to fill the unexpired term of a retiring director.

        Wanda Christopher-Finn is Executive Vice President, Chief Administrative Officer and has been affiliated with the Bank since 1972. Ms. Christopher-Finn is the spouse of Charles Finn.

        Gary C. Miller became Senior Vice President, Manager of the Loan Origination Division in February 1996 and was promoted to Chief Lending Officer in August 1997. He was previously Vice President, Manager of Mortgage Loans. He has been affiliated with Wayne Savings since 1971.

        Todd  J.  Tappel  joined  the  Bank in  April  1996 as  Vice  President,
Director of Planning. Mr. Tappel was promoted to Senior Vice President in March, 1997 and to Chief Financial Officer in August, 1997. He also serves as the Company's Corporate Secretary. He previously worked for the Office of Thrift Supervision as a federal thrift regulator.

        Myron L. Swartzentruber joined the Bank in January 2001 as Vice President and Controller. He previously held a similar position with another financial institution.

Meetings and Committees of the Board of Directors

        The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended March 31, 2001, the Board of Directors held 12 regular meetings and one special meeting. During the year ended March 31, 2001, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

        The Executive Committee of the Board of Directors, consisting of Directors Kenneth Rhode, Charles Finn, Russell Harpster and Joseph Retzler, also serves as the Compensation Committee of the Company, and meets periodically to review the performance of officers and employees and determine compensation programs and adjustments. The Executive Committee met two times in its capacity as the Compensation Committee during the year ended March 31, 2001.

        The Audit Committee consists of Directors Kenneth Rhode, Donald Massaro, Terry Gardner and James Morgan. This Committee meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met four times during the year ended March 31, 2001.

        The Nominating Committee consists of the full Board of Directors. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. Any nominations must, however, be made pursuant to applicable provisions of the Company's Bylaws. The Board of Directors met one time in its capacity as the Nominating Committee during the fiscal year ended March 31, 2001.

Audit Committee Report

        In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

        As part of its ongoing activities, the Audit Committee has:

           o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended March 31, 2001;

           o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

           o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 and be filed with the SEC.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                  Kenneth Rhode
                                 Donald Massaro
                                  Terry Gardner
                                  James Morgan

Ownership Reports by Officers and Directors

        The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended March 31, 2001.

Executive Compensation

        The following table sets forth for the fiscal years ended March 31, 2001, 2000 and 1999 certain information as to the total remuneration paid by the Company to the Chief Executive Officer and to the Executive Vice President of the Company (the "Named Executive Officers"). Information in the table below has been adjusted for the 5% stock dividend paid in June 1999. During the fiscal year ended March 31, 2001, no other officer of the Company earned salary and bonus which exceeded $100,000.

================ ======================================== ================================ =============

                                                              Long-Term Compensation
---------------- ---------------------------------------- -------------------------------- -------------
---------------- ---------------------------------------- ----------------------- -------- -------------

                         Annual Compensation (1)                  Awards          Payout
---------------- ---------------------------------------- ----------------------- -------- -------------
---------------- -------- --------- -------- ------------ ---------- ------------ -------- -------------

                 Fiscal
                 years
                 ended                          Other     Restricted                        All other
   Name and      March     Salary    Bonus     Annual       Stock    Securities   LTIP     compensation
   principal       31,      ($)       ($)    Compensation Award(s)   Underlying   Payouts      (3)
   position                                      (2)                 Options/SARs
================ ======== ========= ======== ============ ========== ============ ======== =============
---------------- -------- --------- -------- ------------ ---------- ------------ -------- -------------

Charles F. Finn   2001    $152,800  $16,000       --          --          --         --     $     --
Chairman,         2000     147,800   15,000       --          --          --         --           --
President and     1999     142,000   15,000       --          --          --         --        7,688
Chief
Executive
Officer
---------------- -------- --------- -------- ------------ ---------- ------------ -------- -------------
---------------- -------- --------- -------- ------------ ---------- ------------ -------- -------------

Wanda             2001    $97,500   $13,000       --          --          --         --     $     --
Christopher-Finn, 2000     94,500    10,500       --          --          --         --           --
Executive Vice    1999     89,500    10,400       --          --          --         --        4,953
President

================ ======== ========= ======== ============ ========== ============ ======== =============

(1) No compensation has been deferred at the election of the executive. Does not include benefits pursuant to the Company's Pension Plan.
    See "Benefits."
(2) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided did not exceed the lesser of $50,000 or 10% of total annual salary.
(3) Includes the market value at March 31 of shares of common stock allocated to Mr. Finn and Ms. Christopher-Finn pursuant to the Bank's Employee Stock Ownership Plan.

Directors' Compensation

        Fees. The Company's directors receive no fees for serving on the Company's Board of Directors or committees of the Company. Each outside director who served on the Board of Directors of the Bank during the fiscal year ended March 31, 2001 received a monthly meeting fee of $789 and a monthly retainer of $526. The monthly meeting fee is paid to the director only if the director attends the meeting or has an excused absence. No additional fees were paid for special meetings of the Board of Directors. In addition, the Company paid each Director Emeritus up to two-thirds of the fees such Director Emeritus received in the year prior to being appointed Director Emeritus, excluding committee fees. During the fiscal year ended March 31, 2001, the members of the Executive Committee received an annual fee of $2,000; however, Kenneth Rhode, Chairman of the Board of Directors of the Bank, received a grandfathered executive committee fee of $4,000. Members of the Loan Committee and Audit Committee received an annual fee of $1,800. Directors who attend the quarterly meetings of the Company's Asset Review Committee received a fee of $100 for each meeting attended. The Chairman of the Board of Directors of the Bank and Chairman of the Executive Committee received $12,850 in additional fees during the fiscal year ended March 31, 2001. Mr. Finn did not receive any fees as Chairman of the Board of the Company.

        Stock Option Plan for Outside Directors. The Board of Directors of the Bank adopted the 1993 Stock Option Plan for Outside Directors (the "Directors' Plan") in connection with its conversion to stock form in 1993. The Directors' Plan was ratified by the Bank's stockholders at the 1993 Annual Meeting. The Directors' Plan authorizes the grant of non-statutory stock options for 36,018 shares (as adjusted) of common stock to non-employee directors of the Company, as adjusted to reflect a 5% stock dividend, a 10% stock dividend and a three-for-two stock split which were distributed June 10, 1999, June 10, 1998, and June 12, 1997, respectively. The Directors' Plan is a self administering plan that granted to Messrs. Rhode, Harpster, Retzler, and Massaro non-statutory options to purchase 7,204, 5,467, 5,467 and 5,336 shares of Common Stock (as adjusted), respectively. Grants of stock options were determined as follows: options to purchase 6,267 shares (as adjusted) were granted to outside directors with more than 15 years of service; options to purchase 5,467 shares (as adjusted) were granted to each outside director with 5 to 15 years of service; options to purchase 5,336 shares (as adjusted) were granted to outside directors with less than 5 years of service; and options to purchase an additional 931 shares (as adjusted) were granted to the Chairman of the Board. The exercise price of the options is equal to the fair market value of the shares of Common Stock underlying such option on the date the option was granted, or $5.00 per share (as adjusted) of Common Stock for options granted on the date of completion of the Offering. All options granted under the Directors' Plan may be exercised from time to time in whole or in part, and expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

Benefits

        Pension Plan. The Bank makes available to all full-time employees who have attained the age of 21 and completed one year of service with the Bank a defined benefit pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or 5 years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

        Under the pension plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:

                 Completed Years                                     Vested
                  of Employment                                    Percentages

                Fewer than 3 ....................................        0
                3 but less than 4 ...............................       20%
                4 but less than 5 ...............................       40%
                5 but less than 6 ...............................       60%
                6 but less than 7 ...............................       80%
                7 or more .......................................      100%


        The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on formula described above):

                            Years of Benefit Service

Average Salary       10         15          20         25        30          35

   $ 20,000      $ 1,811    $ 2,717     $ 3,622    $ 4,528    $ 5,433    $ 6,339
   $ 30,000      $ 3,268    $ 4,902     $ 6,537    $ 8,171    $ 9,805    $11,439
   $ 50,000      $ 6,183    $ 9,274     $12,365    $15,456    $18,548    $21,639
   $ 80,000      $10,554    $15,831     $21,108    $26,385    $31,662    $37,939
   $100,000      $13,468    $20,202     $27,937    $33,671    $40,405    $47,139


        At March 31, 2001, Mr. Finn and Ms. Christopher-Finn had 37 years and 22 years of credited service under the pension plan, respectively.

        Stock Option Plan. The Board of Directors of the Bank adopted the 1993 Incentive Stock Option Plan (the "Stock Plan") in connection with its conversion to stock form in 1993. The Stock Plan was ratified by the Bank's stockholders at the 1993 Annual Meeting. Set forth below is information concerning exercised and unexercisable options held by the Named Executive Officers at March 31, 2001.

=========================================================================================================

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
=========================================================================================================
----------------------- ------------- -------------- --------------------       ---------------------

                                                                                      Value of
                           Shares                         Number of                 Unexercised
                          Acquired                       Unexercised                In-The-Money
                            Upon          Value          Options at              Options at Fiscal
         Name             Exercise      Realized       Fiscal Year-End              Year-End (1)
                                                     --------------------       ---------------------
                                                     --------------------       ---------------------

                                                     Exercisable/Unexercisable  Exercisable/Unexercisable
----------------------- ------------- -------------- --------------------       ---------------------
----------------------- ------------- -------------- --------------------       ---------------------

Charles F. Finn            3,300         $34,650           3,200/--                 $ 41,402 /--

Wanda Christopher-Finn     2,100        $ 22,050           2,041/--                  $ 26,406/--
======================= ============= ============== ====================       =====================

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on March 31, 2001 (based on the price of the last sale reported on the Nasdaq SmallCap Market on March 31, 2001).

Certain Transactions with the Company

        Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. All loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans, the principal balances of which exceeded $60,000 at any time during the fiscal year ended March 31, 2001, made by the Company to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

        Director Russell L. Harpster is a partner in the law firm of Henderson, Harpster & Vanosdall of Ashland, Ohio, which has represented the Company in certain legal matters since 1979. During the fiscal year ending March 31, 2001, the Company paid $8,133 in legal fees to the law firm. No retainer was paid, and the Company was billed for services performed at the firm's hourly rate.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has approved the engagement of Grant Thornton LLP to be the Company's auditors for the fiscal year ending March 31, 2002, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of Grant Thornton LLP for the Company's fiscal year ending March 31, 2002. A representative of Grant Thornton LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP during the fiscal year ended March 31, 2001:

        Audit Fees                          $ 50,000
        Financial Information Systems
          Design and Implementation Fees    $     --
        All Other Fees                      $ 20,525

        The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Grant Thornton LLP's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton LLP's independence in performing its function as auditor of the Company.

        In order to ratify the selection of Grant Thornton LLP as the auditors for the fiscal year ending March 31, 2002, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Grant Thornton LLP as auditors for the 2002 fiscal year.

                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 151 North Market Street, Wooster, Ohio 44691, no later than February 26, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than two weeks in advance of such meeting for nominations for directors, or not later than 5 days in advance of such meeting for other new business, subject to certain exceptions) by the Secretary of the Company.

                                  OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 2001 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on June 14, 2001. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO TODD J. TAPPEL, CORPORATE SECRETARY, WAYNE SAVINGS BANCSHARES, INC., 151 NORTH MARKET STREET, WOOSTER, OHIO 44691.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Charles F. Finn

                                              Charles F. Finn
                                              Chairman, President and Chief
                                              Executive Officer


Wooster, Ohio
June 26, 2001

                         WAYNE SAVINGS BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Composition

The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

Frequency of Meetings

The audit committee shall meet at least four times annually, or more frequently as circumstances dictate.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

     o Review and update this charter periodically, at least annually, as conditions dictate.

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, the Company's internal auditor, and financial accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

     o Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Review accounting and financial human resources and succession planning within the Company.

     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                         WAYNE SAVINGS BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 26, 2001

        The undersigned hereby appoints the official proxy committee consisting of four members of the Board of Directors, who are not named as nominees on the reverse side, with full powers of substitution to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders, to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, on July 26, 2001, at 10:00 a.m. Ohio time, and at any and all adjournments thereof, as indicated on the reverse side.

        PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.

        This proxy is solicited by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                                       FOR         WITHHOLD
                                                       ---         --------
1      The  election as directors of all nominees       _             _
       listed  below  (except  as  marked  to the      |_|           |_|
       contrary below)

       Donald E. Massaro
       Russell L. Harpster
       Terry A. Gardner

INSTRUCTION:  To withhold your vote for any
              individual nominee, mark "For
              All Except" and write the name
              of the nominee(s) in the space
              provided below.


                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------
                                                       _         _          _
2      The ratification of the appointment of         |_|       |_|        |_|
       Grant Thornton LLP as auditors for the
       fiscal year ending March 31, 2002

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 26, 2001, and audited financial statements.
                                                 _
Dated: _________________, 2001                  |_|   Check Box if You Plan
                                                      to Attend Annual Meeting

_______________________________                 ________________________________
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER

_______________________________                 ________________________________
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER

          Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.